 Exhibit 99.1

DARA BIOSCIENCES ANNOUNCES PROPOSED ACQUISITION AGREEMENT WITH MIDATECH PHARMA PLC, A UK BASED SPECIALTY PHARMACEUTICAL COMPANY

- DARA’s Commercial Organization Key Driver of Agreement

- Combined Organization Provides Pipeline of Oncology Products for U.S. Commercialization

RALEIGH, N.C. – June 4, 2015 - DARA BioSciences, Inc. (NASDAQ: DARA), an oncology supportive care specialty pharmaceutical company dedicated to providing healthcare professionals a synergistic portfolio of medicines to help cancer patients adhere to their therapy and manage side effects arising from their cancer treatments, today announced that it has signed a Merger Agreement with Midatech Pharma PLC (AIM: MTPH), an international specialty pharmaceutical company located in Oxford, UK with a diversified portfolio of high-value products in development.

DARA has entered into a proposed acquisition agreement with Midatech whereby each share of DARA will be converted into the right to receive (i) 0.272 Ordinary Shares of Midatech, subject to certain adjustments described in more detail below, and (ii) one Contingent Value Right (“CVR”).  All Midatech Ordinary Shares will be delivered to the holders of DARA Common Stock in the form of American Depositary Receipts (“ADRs”).  Based on the current price of Midatech, each DARA share will be converted into ADRs with a value equivalent to approximately $1.20 per DARA share.  The ADRs will be listed on NASDAQ.  Current DARA stockholders are expected to own approximately 16% of Midatech after the closing of the transaction.  Each CVR will represent the right to additional contingent cash payments in the event that certain sales milestones with respect to DARA’s products Gelclair® and Oravig® are met. A maximum aggregate value of $5.7 million in cash may become due and payable to the CVR holders in 2017 and 2018 upon attainment of the defined sales thresholds in 2016 and 2017, respectively.

“The opportunity for DARA to provide a commercial arm to Midatech in the United States is truly exciting for both companies. The agreement with Midatech provides DARA with the opportunity to maximize and expand DARA’s commercial portfolio based on the depth of resources that are now available within the combined company” stated Christopher G. Clement, President and CEO of DARA BioSciences. “We are pleased to have a partner who understands the value of our strategy and positioning in oncology supportive care as well as the significance of our established commercial U.S. team. We are pleased to become part of Midatech and believe there is significant value in their portfolio of therapeutic products combined with our marketed products.” Clement concluded.

Commenting on the announcement, Midatech’s Chief Executive Officer, Dr. Jim Phillips, said: “The acquisition of DARA provides Midatech with access to an impressive portfolio of products and a fast-growth revenue stream in our target therapeutic area of oncology. The acquisition also provides us with a commercial footprint from which we can launch our own products and thus retain more value. I am pleased to be delivering such scale and growth catalysts to our stockholders as defined in the strategy at the time of our IPO in December. I look forward to working with our expanded team as we welcome DARA staff to Midatech.”

Key Transaction Terms

Pursuant to the terms of an acquisition agreement and plan of merger subject to the laws of the State of Delaware (the “Acquisition Agreement”), unanimously approved by each party’s Board of Directors, each share of DARA issued and held as at the date immediately prior to the Acquisition becoming effective will be converted into the right to receive: (i) the equivalent of 0.272 new shares of Midatech (subject to certain adjustments described in more detail below); and (ii) one CVR.

Subject to potential adjustment as described below, it is expected that Midatech will issue approximately 5.4 million new ordinary shares of 0.005 pence each in the share capital of Midatech (“Ordinary Shares”) via ADRs and current DARA shareholders will own approximately 16 per cent of the enlarged group following completion of the Acquisition. This represents approximately $1.20 per DARA share, a premium of 50.8% over the DARA closing share price of $0.796 per share on June 3, 2015 and a premium of 59.8% over the last 15 day volume weighted average DARA closing price of $0.751 per share.

Each DARA shareholder will receive one CVR per share of DARA common stock held, representing a right to additional contingent cash payments in the event that certain sales milestones with respect to DARA products Gelclair® and Oravig® are met in 2016 and 2017. A maximum aggregate value of $5.7 million in cash will become due and payable to the CVR holders if such milestones are met, and which shall be financed from the profits of DARA in respect of such sales.

The share exchange ratio is subject to adjustment based on the volume-weighted average price of Midatech’s common stock on the AIM Market of the London Stock Exchange (“AIM”) over the 15 trading day period ending on the business day immediately prior to the Acquisition becoming effective. The exchange ratio is subject to an implied acquisition price range of $1.08 to $1.32 per DARA share and will be adjusted for movements outside this range, subject to a maximum exchange ratio of 0.306 and a minimum of 0.249.

Application is expected to be made in due course to the London Stock Exchange for new Ordinary Shares in respect of the Acquisition to be admitted to trading on AIM and which are to be issued to DARA shareholders by means of the issue of a proportionate number of ADRs expected to be admitted to trading on the NASDAQ Stock Market LLC trading platform (“NASDAQ”). The new Ordinary Shares will rank pari passu with the existing Ordinary Shares. Existing DARA warrants will continue to be exercisable per their terms and will receive Midatech ADRs, and a CVR, if and when exercised.

The Acquisition is subject to customary closing conditions including, among other things, approval of the transaction by stockholders of DARA and the listing of Midatech’s ADRs on NASDAQ. The Acquisition is expected to close in the third or fourth quarter of 2015.

Advisors

Aquilo Partners, L.P. served as financial advisor to DARA and K&L Gates LLP served as its legal advisor.

About DARA BioSciences, Inc.

DARA BioSciences Inc. of Raleigh, North Carolina, is an oncology supportive care pharmaceutical company dedicated to providing healthcare professionals a synergistic portfolio of medicines to help cancer patients adhere to their therapy and manage side effects arising from their cancer treatments.

DARA holds exclusive U.S. marketing rights to Soltamox® (tamoxifen citrate) oral solution, Gelclair® oral rinse gel, and Oravig® (miconazole) DARA licensed the U.S. rights to Soltamox from UK-based Rosemont Pharmaceuticals, Ltd, a U.K. based manufacturer and a subsidiary of Perrigo Company plc, Gelclair from the Helsinn Group in Switzerland, and Oravig from Onxeo S.A. in France.

Soltamox (tamoxifen citrate) oral solution, the only liquid form of tamoxifen, is indicated for the treatment of metastatic breast cancer, the adjuvant treatment of node-positive breast cancer in premenopausal women, the reduction in risk of invasive breast cancer in women with ductal carcinoma in situ (DCIS), and for the reduction of the incidence of breast cancer in women at high risk for breast cancer. Currently, there are more than 1.8 million prescriptions of tamoxifen written on an annual basis in the United States. Between 30 and 70 percent of patients fail to complete their prescribed course of treatment, thereby diminishing its benefits in reducing the risk of breast cancer recurrence.

Tamoxifen Important Safety Information

Tamoxifen citrate is contraindicated in women who require concomitant coumadin-type anticoagulant therapy, in women with a history of deep vein thrombosis or pulmonary embolus, and in women with known hypersensitivity to the drug or any of its ingredients.

Serious and life-threatening events associated with tamoxifen in the risk reduction setting (women at high risk for cancer and women with DCIS) include uterine malignancies, stroke and pulmonary embolism.

The most common adverse reactions to tamoxifen treatment are (incidence > 20%) hot flashes, fluid retention, vaginal discharge, vaginal bleeding, vasodilatation, nausea, irregular menses, weight loss, and musculoskeletal events.

Tamoxifen carries the following Boxed Warning:

WARNING  -- For Women with Ductal Carcinoma in Situ (DCIS) and Women at High Risk for Breast Cancer: Serious and life-threatening events associated with tamoxifen in the risk reduction setting (women at high risk for cancer and women with DCIS) include uterine malignancies, stroke and pulmonary embolism. Incidence rates for these events were estimated from the NSABP P-1 trial (see CLINICAL PHARMACOLOGY, Clinical Studies, Reduction in Breast Cancer Incidence In High Risk Women). Uterine malignancies consist of both endometrial adenocarcinoma (incidence rate per 1,000 women-years of 2.20 for tamoxifen vs. 0.71 for placebo) and uterine sarcoma (incidence rate per 1,000 women-years of 0.17 for tamoxifen vs. 0.0 for placebo)*. For stroke, the incidence rate per 1,000 women-years was 1.43 for tamoxifen vs. 1.00 for placebo**. For pulmonary embolism, the incidence rate per 1,000 women-years was 0.75 for tamoxifen versus 0.25 for placebo**. Some of the strokes, pulmonary emboli, and uterine malignancies were fatal. Health care providers should discuss the potential benefits versus the potential risks of these serious events with women at high risk of breast cancer and women with DCIS considering tamoxifen to reduce their risk of developing breast cancer. The benefits of tamoxifen outweigh its risks in women already diagnosed with breast cancer.

*Updated long-term follow-up data (median length of follow-up is 6.9 years) from NSABP P-1 study. See WARNINGS, Effects on the Uterus-Endometrial Cancer and Uterine Sarcoma in Prescribing Information.

**See Table 3 under CLINICAL PHARMACOLOGY, Clinical Studies in Prescribing Information.

The full Prescribing Information for Soltamox is available at www.soltamox.com/prescribing-information.

Gelclair® is an alcohol-free bio adherent oral rinse gel for rapid and effective relief of pain associated with oral mucositis caused by chemotherapy and radiation treatment. Gelclair should not be used by patients with a known or suspected hypersensitivity to the product or any of its ingredients. DARA licensed the U.S. rights to Soltamox from UK-based Rosemont Pharmaceuticals, Ltd., and Gelclair from the Helsinn Group in Switzerland. For further information on Gelclair and the Full Prescribing Information please visit www.Gelclair.com.

DARA is focused on expanding its portfolio of oncology supportive care products in the United States, via in-licensing and/or partnering of complementary late-stage and approved products. In addition, the company wishes to identify a strategic partner for the clinical development of KRN5500, currently in Phase 2 for the treatment of chronic, treatment refractory, chemotherapy-induced peripheral neuropathy (CCIPN). The FDA has designated KRN5500 as a Fast Track Drug, and has granted DARA two separate Orphan Drug Designations for the treatment of multiple myeloma and for the treatment of painful, chronic chemotherapy-induced peripheral neuropathy that is refractory to conventional analgesics (CCIPN).

In early 2014, DARA kicked off its new partnership with Alamo Pharma Services, a subsidiary of Mission Pharmacal, in deploying a dedicated 20-person national sales team in the U.S. oncology market. In addition to promoting DARA's products Soltamox, Gelclair and Bionect, this specialized oncology supportive care sales team also provides clinicians with access to two Mission Pharmacal products: Ferralet® 90 (for anemia), and Aquoral® (for chemotherapy/radiation therapy-induced dry mouth).

Important Safety Information and full Prescribing Information for Mission Pharmacal's products may be found at: www.Ferralet.comand www.Aquoral.com.

For more information please visit our web site at www.darabio.com.

About Midatech:

Midatech is a nanomedicine company focused on the development and commercialisation of multiple, high-value, targeted therapies for major diseases with unmet medical need. These diseases include diabetes, rare cancers including brain (glioblastoma), ovarian, liver and pancreatic cancer and neurological/ophthalmologic conditions. Midatech’s strategy is to develop its products in-house in rare cancers and with partners in other indications, and to accelerate growth of its business through strategic acquisition of complementary products and technologies.

All of Midatech’s product candidates derive from its two multi-applicable platform technologies that can be used alone or in combination to enable the targeted delivery (‘right place’) and controlled release (‘right time’) of existing drugs. These technologies are provided through its wholly-owned subsidiaries, Midatech and Q-Chip (acquired in 2014).

Midatech’s core platform is a drug conjugate delivery system based on a patented form of gold nanoparticles (GNP) combined with existing drugs for the safe and targeted release of therapeutic payloads at specific organs, cells or sites of disease.

The Group’s second platform is a sustained release technology acquired with Q Chip that involves the consistent and precise encapsulation of active drug compounds within polymer microspheres enabling their release into the body in a highly controlled manner over a prolonged period of time.

The Group is headquartered near Oxford, UK, with a nanoparticle manufacturing operation in Bilbao, Spain and an R&D facility in Cardiff, UK.

Safe Harbor Statement

All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties. These statements are based on the current expectations, estimates, forecasts and projections regarding management's beliefs and assumptions. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negatives of those terms. Such forward-looking statements are subject to factors that could cause actual results to differ materially for DARA from those projected. Important factors that could cause actual results to differ materially from the expectations described in these forward-looking statements are set forth under the caption "Risk Factors" in DARA's most recent Annual Report on Form 10-K, filed with the SEC on March 3, 2015, and DARA's other filings with the SEC from time to time. Those factors include risks and uncertainties relating to completion of the proposed transaction with Midatech, DARA's ability to timely commercialize and generate revenues or profits from Soltamox®, Gelclair®, Oravig® or other products, DARA's ability to achieve the desired results from the agreements with Mission and Alamo, FDA and other regulatory risks relating to DARA's ability to market Soltamox, Gelclair, Oravig or other products in the United States or elsewhere, DARA's ability to in-license and/or partner products, the current regulatory environment in which DARA sells its products, the market acceptance of those products, DARA’s ability to develop KRN5500 into an FDA-approved commercial product, dependence on partners, successful performance under collaborative and other commercial agreements, competition, the strength of DARA's intellectual property and the intellectual property of others, the potential delisting of DARA's common stock from the NASDAQ Capital Market, and other risk factors identified in the documents DARA has filed, or will file, with the Securities and Exchange Commission ("SEC"). Copies of DARA's filings with the SEC may be obtained from the SEC Internet site at http://www.sec.gov. DARA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in DARA's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. DARA BioSciences and the DARA logo are trademarks of DARA BioSciences, Inc.

Additional Information and Where to Find It

Midatech Pharma PLC Oxford, UK intends to file with the SEC the Registration Statement and the Form F-6 to register the Midatech Depositary Shares (and Midatech Ordinary Shares represented thereby) deliverable in connection with the proposed acquisition, which will include a proxy statement of the DARA, as well as other relevant documents concerning the proposed transaction.  The definitive proxy statement will be sent or given to the stockholders of DARA and will contain important information about the proposed acquisition Agreement, its related transactions and other related matters.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE FORM F-6 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Copies of documents filed by DARA with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the Form F-6 and the proxy statement from DARA by contacting Investor Relations by telephone at (312) 553-6730 or by going to DARA’s Investor Relations page on its corporate website at www.darabio.com.

Participants in the Solicitation

DARA and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding DARA’s directors and executive officers is available in DARA’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 3, 2015.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

CONTACT
Corporate Contact:
Jim Polson
FTI Consulting
312-553-6730
Jim.polson@fticonsulting.com